UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 7, 2020

USA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

100 Deerfield Lane, Suite 300 Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 610-989-0340

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

Fiscal Year 2020 Financial Guidance

The global spread of the coronavirus disease 2019 (COVID-19) pandemic has created significant volatility, uncertainty and economic disruption on the business of USA Technologies, Inc. (the “Company”). Given the uncertainty surrounding the magnitude and duration of these impacts, management is withdrawing its fiscal year 2020 financial guidance.

Item 8.01 Other Events.

On May 7, 2020, the Company announced that in light of the uncertainty created by the effects of the COVID-19 pandemic on the Company’s business, operations, customers, employees, consultants, service providers, stockholders, investors and other stakeholders, the Company’s board of directors and management has determined that it will delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) by up to 45 days in accordance with the U.S. Securities and Exchange Commission’s (“SEC”) March 25, 2020 Order (Release No. 34-88465), which allows for the delay of certain filings required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and elsewhere, including the remote working arrangements the Company has instituted for employees. These disruptions have impacted, and may continue to impact, the Company’s ability to ensure information required to be disclosed in its reports under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and that such information is accumulated and communicated to management to allow for timely decisions regarding required disclosure. Accordingly, the Company’s management is currently unable to review and prepare the Quarterly Report for the quarter ended March 31, 2020 by the original due date for the report.

The Company will file its Quarterly Report by no later than June 25, 2020, which is 45 days after the original due date of its Quarterly Report. Due to the speed with which the COVID-19 situation is developing and evolving, there is uncertainty around its ultimate impact; therefore, the negative impact on the Company’s financial position, operating results and liquidity cannot be reasonably estimated at this time, but the impact could be material. In addition, the Company is supplementing its risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended June 30, 2019 with the following risk factor:

Our results of operations for the quarter ended March 31, 2020 and beyond may be adversely impacted by the coronavirus disease 2019 (COVID-19) pandemic depending on when the pandemic is contained.

The global spread of the coronavirus disease 2019 (COVID-19) pandemic has created significant volatility, uncertainty and economic disruption on our business. Electronic payment transaction volume within unattended markets has decreased significantly since the pandemic accelerated in the United States in March 2020, as government authorities have imposed forced closure of non-essential businesses and social distancing protocols, significantly reducing foot traffic to distributed assets containing our electronic payment solutions and reducing discretionary spending by consumers.

The extent to which the COVID-19 pandemic impacts our business, operations and financial results will depend on numerous evolving factors that we are not able to accurately predict, including: the duration and scope of the pandemic; governmental, business and individuals’ actions that have been and continue to be taken in response to the pandemic; and the impact of the pandemic on economic activity and actions taken in response. Furthermore, even after containment measures are lifted there can be no assurance as to the time required to regain operations and sales at levels prior to the pandemic. There may also be increased marketplace consolidation as companies are challenged to respond to the COVID-19 impact.

A sustained downturn may also result in a decrease in the fair value of our goodwill or other intangible assets, causing them to exceed their carrying value. This may require us to recognize an impairment to those assets. The effects of the pandemic, including remote working arrangements for employees, may also impact our financial reporting systems and internal control over financial reporting, including our ability to ensure information required to be disclosed in our reports under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow for timely decisions regarding required disclosure.

Further, the COVID-19 pandemic could decrease consumer spending, adversely affect demand for our technology and services, cause one or more of our customers and partners to file for bankruptcy protection or go out of business, cause one or more of our customers to fail to renew, terminate, or renegotiate their contracts, affect the ability of our sales team to travel to potential customers, impact expected spending from new customers, and negatively impact collections of accounts receivable, all of which could adversely affect our business, results of operations, and financial condition. Subsequent to March 31, 2020, in response to the outbreak, we are evaluating potential concessions regarding modifications to price and/or payment terms with certain customers who have been negatively impacted by COVID-19.

It is not possible for us to predict the duration or magnitude of the adverse results of the outbreak and its effects on our business, results of operations, or financial condition at this time.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the incurrence by the Company of any unanticipated or unusual non-operational expenses which would require us to divert our cash resources from achieving our business plan; the ability of the Company to comply with its existing financing arrangements and successfully obtain waivers or amendments if such covenants are breached; the ability of the Company to hire, develop and retain senior management; the ability of the Company to retain key customers from whom a significant portion of its revenues is derived; the ability of the Company to compete with its competitors to obtain market share; whether the Company’s customers continue to utilize the Company’s transaction processing, route scheduling, inventory management, and related services, as our customer agreements are generally cancelable by the customer on thirty to sixty days’ notice; the risks associated with the currently pending litigation or possible regulatory action arising from the internal investigation and its findings, from the failure to timely file its periodic reports with the Securities and

Exchange Commission, from the restatement of the affected financial statements, from allegations related to the registration statement for the follow-on public offering, or from potential litigation or other claims arising from the shareholder demands for derivative actions; whether the Company will be successful in seeking to list its securities for trading on Nasdaq or another securities exchange; the ability of the Company to timely complete the financial statements required to be included in its periodic reports, including the Form 10-Q for the quarter ending March 31, 2020 and Form 10-K for the fiscal year ending June 30, 2020; whether the Company’s existing or anticipated customers purchase, rent or utilize ePort or Seed devices or our other products or services in the future at levels currently anticipated by the Company; and the scale and scope of the COVID-19 global pandemic and its effect on the Company’s operations and business. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us speaks only as of the date of this Current Report on Form 8-K. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

By:	/s/ Donald W. Layden, Jr.
Donald W. Layden, Jr.,
President and Chief Executive Officer

Dated: May 7, 2020